UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 09, 2010

Colorado Wyoming Reserve Company

(Exact name of Registrant as specified in its charter)

Wyoming	000-09482	83-0246080
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

751 Horizon Court, Suite 205, Grand Junction, Colorado	81506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (970) 255-9995

  N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

September 09, 2010.

Appraisal of Current Operations as of 09-09-2010

CWYR - A Fresh Approach To Beneficial Energy

We would like CWYR shareholders to profit from our 8 years of experience and 7 million dollars worth of expenditures on our proven state of the art 3D seismic science shoot of over 16640 acres and drilling experience in the Paradox Basin of Utah.

Additionally CWYR would like to make an identified, strategic, acquisition, secured by our Paradox basin assets and identified by our proven 3D science and drilling on which over 7 million dollars has been expended..

A 150 million barrel oil equivalent field of high quality oil and gas,(1/3 oil, 2/3 gas) at a depth of 8400 feet, discovered in 1961, lies 3.5 miles from the border of CWYR's partially owned 22,640 acres, (CWYR acquired 6000 more acres recently)....5 more fields are located within 7 miles of the 150 MMBOE field. We have 2 wells hooked into a gas processing plant a short distance away.

CWYR owns 10.625% to 42.5% of the 22,640 acres.

Our science has identified 6 to 8 structures with #1 being loaded up on the originally shot 16,640 acres. The rest of the structures need to be drilled. It is highly risky but possible these structures could expose 20 million to 40 million barrels equivalent..... But please, you need to read the "projects" page to see why we are looking for a deal....

The deal is to raise 11.5 million dollars to run 3D science over an additional 64,000 acres, (about 8 million dollars), to identify an inventory of additional structures for drilling and trading opportunities, and drill CWYR's share of 4 holes (about 3 million dollars, on the original shoot of 16,640 acres....legal and overhead would round out the 11.5 million dollars. This risk money will earn what you and CWYR agree on....

If this idea interests you please call, Chairman of the board, Kim Fuerst (970-255-9995).

See website www.coloradowyoming.net for further information.

Come join us!.

Kim Fuerst,
Chairman of the Board.
Tel: 970-255-9995

Additional information may be found at: www.coloradowyoming.net

Contacts:

Kim Fuerst, Chairman of the Board. Tel: 970-255-9995

Safe Harbor for Forward-Looking Statements: Except for historical information contained herein, the statements are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause the Company’s actual results in the future periods to differ materially from possible results. These risks and uncertainties include, among other things, volatility of oil and gas prices, product demand, market competition, imprecision of reserve estimated and the Company’s ability to replace and expand oil and gas reserves. These and other risks are described in the Company’s annual Report on Form 10-KSB and other filings with the Securities and Exchange Commission.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLORADO WYOMING RESERVE COMPANY

By:	/s/ Kim Fuerst
Name: Kim Fuerst
Title: Chairman of the Board

Dated: September 09, 2010